U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K


                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): April 13, 2007

                                 WORLD AM, INC.
                     (Exact Name of Company as Specified in Its Charter)

          Nevada                       0-30639                 90-0142757
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                     Identification No.)

        1400 West 122nd Avenue, Suite 104, Westminster, Colorado      80234
             (Address of Principal Executive Offices)               (Zip Code)

           Company's telephone number, including area code:  (303) 452-0022


             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

     Effective on April 13, 2007, the Company has moved its headquarters to 4340 Von Karman Avenue, Suite 200, Newport Beach,
California 92660. The telephone and fax numbers for the company remain the same.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: May 2, 2007                     By: /s/ Robert A. Hovee
                                       Robert A. Hovee
                                       Chief Executive Officer

                              EXHIBIT INDEX

Number                         Description

99     Press release issued by the Company, dated April 13, 2007
       (filed herewith).

                                 EX-99
               PRESS RELEASE ISSUED BY THE COMPANY

World Am Moves Its Corporate Headquarters to Accommodate Growth

NEWPORT BEACH, Calif., April 13, 2007 (PRIME NEWSWIRE) -- World Am, Inc. (OTCBB:WDAM) today reported that the company has moved its corporate headquarters to a 20,000 square foot facility, leaving the 3,500 square foot office it formerly occupied.

The new headquarters location is 4340 Von Karman, Newport Beach,
Calif. 92660. The main phone number of 949-955-5355 and fax number of 949-955-2739 remain the same.

"The multi-year lease of this new shared headquarters with Select University Technologies, Inc. and two of its portfolio companies, as well as the growing staff of our Senz-It subsidiary and our corporate personnel, provides the space we need to move forward," said World Am Chairman & CEO Robert A Hovee.

Mr. Hovee said the company's Isotec, Inc. subsidiary would continue to operate and be located in Colorado.

World Am has two operating subsidiaries, Isotec and Senz-It. Isotec designs and integrates custom Automated Security Portals that provide access control, weapons control, and materials control security solutions. Automated Security Portals rigorously control entry or exit of people and materials at secure facilities, while reducing the need for security personnel. Applications of the technology have been delivered to the commercial, retail and government sectors. Isotec's experience in this field allows it to provide high quality, code compliant, application-optimized solutions at the lowest cost in the shortest timeframe.

Senz-It represents an innovative advancement in the field of micro-sensors that have applications in homeland security, indoor air quality monitoring, food processing and health care. Its potential products are intended to compete in the developing field of real-time detection and notification devices. Senz-It is being designed to identify patterns of molecules present in liquid, blood and air environments for significantly less cost than current approaches.

Additional information is available at http://www.world-am.com or http://www.isotecinc.com .

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Security Act of 1933 and Rule 3b-6 under the Security Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Technical complications that may arise could prevent the prompt implementation of any strategically significant plan(s) outlined above. The company cautions that these forward looking statements are further qualified by other factors including, but not limited to those, set forth in the World Am, Inc. Form 10-KSB filing and other filings with the United States Security and Exchange Commission (available at www.sec.gov). The company undertakes no obligation to publicly update or revise any statements in this release, whether as a result of new information, future events or otherwise.

CONTACT:  World Am, Inc.
          Investor Relations
          951-279-8884